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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07324

Chesapeake Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

Capitol Services Inc.

1675 S State Street, Suite B, Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Simon H. Berry

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

and

John H. Lively, Esq.

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code:	(610) 558-2800

Date of fiscal year end:	October 31, 2019

Date of reporting period:	October 31

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Chesapeake Growth Fund

Annual Report

October 31, 2019

Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-430-3863 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-430-3863. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

The Chesapeake Growth Fund Management Discussion of Fund Performance	December 17, 2019

Market Environment: The year began with a market sell-off spurred by worries over rising interest rates, an escalating trade war and global recession. These concerns, however, proved to be fleeting as December’s turbulence gave way to a broad market rally as the Federal Reserve reversed course and began cutting interest rates. Investors remained largely focused on the positives as U.S. stocks climbed to record highs in the bull market’s 11th year.

U.S. GDP growth slowed only modestly in 2019 as the economy lapped the positive effects from fiscal stimulus in 2018, while also significantly outpacing their overseas counterparts, easing fears of recession. With record low unemployment and rising wages, consumer spending was the driving force behind another year of expansion. A dovish Federal Reserve, modest GDP growth, tame inflation and a confident consumer all combined to suppress market volatility in the back half of the year and increase the multiple investors were willing to pay for equities.

Outlook: We view the year ahead from a glass half full perspective. Overall, fundamentals appear supportive for a continuation of equity outperformance. The bar has been set relatively low for the U.S. economy heading into 2020. Growth estimates for real GDP remain below 2% due to concerns around subdued business investment, but recent progress made on a potential phase one deal with China and the new United States-Mexico-Canada Agreement (USMCA) should spur increased business spending and continued strong hiring trends.

While much of the market’s rise in 2019 was due to multiple expansion (how much investors are willing to pay for each dollar of earnings), we see continued progress in 2020 being driven by earnings growth, which we believe should favor fundamental investors such as ourselves. Our target opportunity set consists of innovative and catalyst-driven growth companies whose equity performance is determined more by secular earnings growth rather than more cyclical swings in the economy. Despite this positive outlook, we will be mindful of potential shocks that could derail our thesis and will be monitoring two wildcards in particular: U.S. – China trade relations and the presidential election. We will adjust our portfolio accordingly.

Portfolio Review: The total return for The Chesapeake Growth Fund (the “Fund”) for the fiscal year ended October 31, 2019 was 7.87%, versus 14.33% for the S&P 500® Total Return Index.

The following table breaks out the holdings of the Fund by economic sector and compares 2018 and 2019 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500® Total Return Index (the “S&P 500”).

	10/31/2018		10/31/2019
Economic Sector	S&P 500	Fund	S&P 500	Fund
Communication Services	10%	17%	11%	16%
Consumer Discretionary	10%	6%	10%	15%
Consumer Staples	7%	0%	7%	0%
Energy	6%	6%	4%	4%
Financials	14%	12%	13%	7%
Health Care	15%	12%	14%	12%
Industrials	9%	5%	9%	6%
Information Technology	20%	24%	22%	24%
Materials	3%	2%	3%	5%
Real Estate	3%	0%	3%	0%
Utilities	3%	0%	4%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Financials, Energy, Communication Services and Information Technology and an increase in Consumer Discretionary, Industrials and Materials.

During the Fund’s fiscal year, Information Technology, Communication Services, and Industrials provided the largest positive contributions to overall returns. Energy and Health Care were the largest detractors.

The Fund’s most significant contributors to gains this fiscal year were Mastercard, Inc. (Information Technology), Vulcan Materials (Materials), Alphabet, Inc. (Communication Services), L-3 Technologies, Inc. (Industrials), and Bank of America Corp. (Financials).

The principal detractors were EOG Resources (Energy), Insmed, Inc. (Health Care), Pioneer Natural Resources Co. (Energy), Humana, Inc. (Health Care), and Stitch Fix, Inc. (Consumer Discretionary).

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns (for years ended October 31, 2019)
	1 Year	5 Years	10 Years
The Chesapeake Growth Fund(a)	7.87%	9.52%	11.21%
S&P 500® Total Return Index	14.33%	10.78%	13.70%

*

The S&P 500® Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The expense ratio as disclosed in the March 1, 2019 prospectus was 1.90%.

The Chesapeake Growth Fund

The Chesapeake Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2019 (Unaudited)

Top Ten Equity Holdings
October 31, 2019 (Unaudited)

Security Description	% of Net Assets
Humana, Inc.	5.6%
Mastercard, Inc. - Class A	5.4%
Bank of America Corporation	5.3%
salesforce.com, inc.	5.2%
Alphabet, Inc. - Class C	5.2%
Amazon.com, Inc.	4.2%
L3Harris Technologies, Inc.	3.1%
Vulcan Materials Company	3.1%
Vertex Pharmaceuticals, Inc.	3.0%
Apple, Inc.	2.9%

The Chesapeake Growth Fund Schedule of Investments October 31, 2019
Common Stocks — 89.7%	Shares	Value
Communication Services — 16.1%
Entertainment — 7.3%
Spotify Technology S.A. *	6,701	$966,954
Take-Two Interactive Software, Inc. *	8,648	1,040,787
Walt Disney Company (The)	5,113	664,281
		2,672,022
Interactive Media & Services — 8.8%
Alphabet, Inc. - Class C *	1,501	1,891,425
Facebook, Inc. - Class A *	5,350	1,025,328
Snap, Inc. - Class A *	20,585	310,010
		3,226,763
Consumer Discretionary — 15.2%
Hotels, Restaurants & Leisure — 2.8%
Starbucks Corporation	4,345	367,413
Vail Resorts, Inc.	2,765	642,503
		1,009,916
Internet & Direct Marketing Retail — 7.7%
Alibaba Group Holding Ltd. - ADR *	5,535	977,868
Amazon.com, Inc. *	858	1,524,374
Uber Technologies, Inc. *	10,683	336,515
		2,838,757
Specialty Retail — 1.4%
Five Below, Inc. *	4,188	523,961

Textiles, Apparel & Luxury Goods — 3.3%
lululemon athletica, inc. *	3,954	807,684
NIKE, Inc. - Class B	4,660	417,303
		1,224,987
Energy — 4.1%
Oil, Gas & Consumable Fuels — 4.1%
EOG Resources, Inc.	9,777	677,644
Pioneer Natural Resources Company	6,649	817,960
		1,495,604
Financials — 7.3%
Banks — 7.3%
Bank of America Corporation	62,117	1,942,399
Citigroup, Inc.	10,427	749,284
		2,691,683

The Chesapeake Growth Fund Schedule of Investments (Continued)
Common Stocks — 89.7% (Continued)	Shares	Value
Health Care — 12.2%
Biotechnology — 3.0%
Vertex Pharmaceuticals, Inc. *	5,580	$1,090,778

Health Care Equipment & Supplies — 3.6%
DexCom, Inc. *	3,803	586,575
Intuitive Surgical, Inc. *	1,323	731,553
		1,318,128
Health Care Providers & Services — 5.6%
Humana, Inc.	6,986	2,055,281

Industrials — 6.3%
Aerospace & Defense — 6.3%
Boeing Company (The)	1,463	497,288
L3Harris Technologies, Inc.	5,468	1,128,103
Lockheed Martin Corporation	1,820	685,558
		2,310,949
Information Technology — 24.1%
IT Services — 9.6%
FleetCor Technologies, Inc. *	1,108	325,996
Mastercard, Inc. - Class A	7,096	1,964,244
PayPal Holdings, Inc. *	5,265	548,086
Square, Inc. - Class A *	11,043	678,371
		3,516,697
Semiconductors & Semiconductor Equipment — 2.9%
NVIDIA Corporation	1,916	385,155
NXP Semiconductors N.V.	6,046	687,309
		1,072,464
Software — 8.7%
Five9, Inc. *	8,194	454,849
Q2 Holdings, Inc. *	4,497	321,491
RealPage, Inc. *	4,342	262,908
salesforce.com, inc. *	12,269	1,919,976
ServiceNow, Inc. *	990	244,787
		3,204,011
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	4,196	1,043,797

Materials — 4.4%
Chemicals — 1.4%
Sherwin-Williams Company (The)	916	524,245

The Chesapeake Growth Fund Schedule of Investments (Continued)
Common Stocks — 89.7% (Continued)	Shares	Value
Materials — 4.4% (Continued)
Construction Materials — 3.0%
Vulcan Materials Company	7,796	$1,113,814

Total Common Stocks (Cost $31,799,935)		$32,933,857

Money Market Funds — 10.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.72% (a) (Cost $3,832,553)	3,832,553	$3,832,553

Total Investments at Value — 100.1% (Cost $35,632,488)		$36,766,410

Liabilities in Excess of Other Assets — (0.1%)		(56,182)

Total Net Assets — 100.0%		$36,710,228

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of October 31, 2019.
See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Assets and Liabilities October 31, 2019
ASSETS
Investments in securities:
At cost	$35,632,488
At value (Note 2)	$36,766,410
Receivable for capital shares sold	6,871
Receivable for investment securities sold	138,698
Dividends receivable	8,327
Other assets	14,051
TOTAL ASSETS	36,934,357

LIABILITIES
Payable for capital shares redeemed	222
Payable for investment securities purchased	152,435
Payable to Advisor (Note 5)	30,506
Payable to administrator (Note 5)	5,000
Accrued compliance service fees (Note 5)	5,000
Accrued distribution and service plan fees (Note 5)	3,610
Accrued Trustees’ fees (Note 4)	9,135
Other accrued expenses	18,221
TOTAL LIABILITIES	224,129

NET ASSETS	$36,710,228

Net Assets consist of:
Paid-in capital	$37,770,907
Accumulated deficit	(1,060,679)
NET ASSETS	$36,710,228

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	999,533

Net asset value, offering price and redemption price per share (Note 2)	$36.73

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Operations For the Year Ended October 31, 2019
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $991)	$298,449

EXPENSES
Investment advisory fees (Note 5)	356,367
Administration fees (Note 5)	60,000
Compliance service fees (Note 5)	60,000
Distribution and service plan fees (Note 5)	41,482
Legal fees	25,318
Trustees’ fees (Note 4)	24,800
Registration and filing fees	21,903
Audit and tax services fees	16,752
Shareholder account maintenance fees	13,695
Insurance expense	9,639
Custodian and bank service fees	9,449
Postage and supplies	6,529
Printing of shareholder reports	2,739
Other expenses	11,571
TOTAL EXPENSES	660,244

NET INVESTMENT LOSS	(361,795)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(1,825,043)
Net change in unrealized appreciation (depreciation) on investments	4,915,282
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,090,239

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,728,444

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statements of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
FROM OPERATIONS
Net investment loss	$(361,795)	$(470,618)
Net realized gains (losses) from investment transactions	(1,825,043)	8,316,847
Net change in unrealized appreciation (depreciation) on investments	4,915,282	(4,204,335)
Net increase in net assets resulting from operations	2,728,444	3,641,894

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	236,494	313,193
Payments for shares redeemed	(1,659,944)	(1,656,294)
Net decrease in net assets from capital share transactions	(1,423,450)	(1,343,101)

TOTAL INCREASE IN NET ASSETS	1,304,994	2,298,793

NET ASSETS
Beginning of year	35,405,234	33,106,441
End of year	$36,710,228	$35,405,234

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,788	9,143
Shares redeemed	(47,033)	(48,263)
Net decrease in shares outstanding	(40,245)	(39,120)
Shares outstanding, beginning of year	1,039,778	1,078,898
Shares outstanding, end of year	999,533	1,039,778

See accompanying notes to financial statements.

The Chesapeake Growth Fund Financial Highlights
Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$34.05	$30.69	$24.33	$25.64	$23.31

Income (loss) from investment operations:
Net investment loss	(0.38)	(0.46)	(0.38)	(0.33)	(0.27)
Net realized and unrealized gains (losses) on investments	3.06	3.82	6.74	(0.98)	2.60
Total from investment operations	2.68	3.36	6.36	(1.31)	2.33

Net asset value at end of year	$36.73	$34.05	$30.69	$24.33	$25.64

Total return (a)	7.87%	10.95%	26.14%	(5.11%)	10.00%

Net assets at end of year (000’s)	$36,710	$35,405	$33,106	$29,499	$27,844

Ratio of total expenses to average net assets	1.85%	1.86%	1.98%	2.34%	1.89%

Ratio of net investment loss to average net assets	(1.01%)	(1.29%)	(1.17%)	(1.65%)	(0.99%)

Portfolio turnover rate	65%	122%	215%	79%	65%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

The Chesapeake Growth Fund Notes to Financial Statements October 31, 2019

1. Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of Chesapeake Investment Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange, including common stocks, are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies.

When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$32,933,857	$—	$—	$32,933,857
Money Market Funds	3,832,553	—	—	3,832,553
Total	$36,766,410	$—	$—	$36,766,410

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended October 31, 2019.

Share valuation – The NAV per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The NAV per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the NAV per share.

Investment transactions and investment income – Investment transactions are accounted for on trade date. Cost of investments sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned and includes amortization of discounts and premiums. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2019 and 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2019:

Tax cost of portfolio investments	$35,744,434
Gross unrealized appreciation	$2,812,971
Gross unrealized depreciation	(1,790,995)
Net unrealized appreciation	1,021,976
Accumulated capital and other losses	(2,082,655)
Accumulated deficit	$(1,060,679)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

Net qualified late year losses, incurred after December 31, 2018 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2019, the Fund deferred $322,065 of late year ordinary losses to November 1, 2019 for federal tax purposes.

As of October 31, 2019, the Fund had a short-term capital loss carryforward of $1,304,549 and a long-term capital loss carryforward of $456,041 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing future taxable gains distributions.

For the year ended October 31, 2019, the Fund reclassified $446,193 of accumulated deficit against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended October 31, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $20,539,157 and $21,093,169 respectively.

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, and certain officers are affiliated with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor (“Independent Trustee”) receives an annual retainer of $10,000. In addition, the Fund pays each Independent Trustee $600 for attendance at each Board meeting, either in person or by telephone, plus reimbursement of any travel and other expenses incurred in attending meetings.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.

ADMINISTRATOR

Pursuant to servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2019, the Fund incurred $41,482 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD receives compensation from the Fund for such services, which is paid pursuant to the Rule 12b-1 Plan discussed above.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Chesapeake Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Chesapeake Investment Trust
and the Shareholders of The Chesapeake Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest in Chesapeake Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

The Chesapeake Growth Fund Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Chesapeake Investment Trust since 2006.

Philadelphia, Pennsylvania
December 20, 2019

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2019) and held until the end of the period (October 31, 2019).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period *
Based on Actual Fund Return	$1,000.00	$1,006.00	$9.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.81% for the period, multiplied by the average account value over the period, multiplied 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at www.sec.gov.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Theo H. Pitt, Jr. (age 83) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since April 2002	Senior Partner of Community Financial Institutions Consulting (bank consulting).	1

Mr. Pitt serves as an Independent Trustee of World Funds Trust for the fifty-four series of that Trust; Hillman Capital Management Investment Trust for the one series of that Trust; Starboard Investment Trust for the seventeen series of that Trust; and Chairman and Independent Trustee of Leeward Investment Trust (formerly known as Vertical Capital Investors Trust) for its one series of that Trust (all registered investment companies).

James H. Speed, Jr. (age 66) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since May 2016	Retired; formerly President and CEO of NC Mutual Insurance Company (insurance company).	1

Mr. Speed is an Independent Trustee of Centaur Mutual Funds Trust for its one series; Hillman Capital Management Investment Trust for its one series; Brown Capital Management Mutual Funds for its four series; Starboard Investment Trust for its seventeen series; and WST Investment Trust for the two series of that Trust (all registered investment companies); and Director of Investors Title Company.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*
W. Whitfield Gardner (age 57) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer President	Since June 1996 Since December 2012	Managing Partner and Portfolio Manager of the Advisor.	1	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

Name, Age, and Address	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 62) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since October 2013	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 62) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since July 2007

Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA- regulated broker dealer entities).

Simon H. Berry (age 48) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since June 2017	Senior Attorney of Ultimus Fund Solutions LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.
Theresa M. Bridge (age 50) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since September 2013	Vice President and Director of Financial Administration of Ultimus.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 17, 2019, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent, and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including their education and experience. The Trustees noted

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

that the principal executive officer and president of the Trust is an employee of the Advisor and serves the Trust without additional compensation. After reviewing the information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor to the Fund were satisfactory and adequate.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar structure, investment objectives, and strategies (i.e., the Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance over the three and five years ended June 30, 2019, was in line with the average and median of the Fund’s peer group; they further noted that the Fund underperformed the average and median of the peer group for the one year ended June 30, 2019. The Trustees compared the performance of the Fund to other advisory accounts managed by the Advisor that use substantially similar strategies and found the Fund’s performance was consistent with the Advisor’s other accounts. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund; (ii) the asset levels of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. Mr. Gardner noted that a comparison of fees the Advisor charges its separately managed accounts is not an appropriate comparison to the fees charged to the Fund because the services rendered to the two types of accounts are sufficiently different and the separately managed accounts have economies of scale that do not apply to the Fund. The Trustees noted that the Fund’s management fee is higher than the average and median of comparable funds in the Fund’s category, but the management fee is consistent with the average and median in the Fund’s peer group and other funds of similar size. Further, The Trustees noted that while the Fund’s net expense ratio was also higher than the average and median in its category, it was lower than the average and median in its peer group. After further discussion on the Fund’s fee structure, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair, reasonable, and consistent with terms under an arm’s length negotiation.

4.	Economies of Scale

In considering the extent to which the Fund would realize economies of scale as the assets increase and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund is the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at present. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the management fees. Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair, reasonable, and consistent with the nature and quality of the services provided by the Advisor.

5.	The Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practices for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable given the services provided to the Advisor and the Fund. The Trustees considered

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

the process by which the Advisor evaluates its best execution duties. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record-keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	The Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

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The Chesapeake Growth Fund
is a series of
Chesapeake Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:
1-800-430-3863

World Wide Web @:
www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is James H. Speed, Jr. Mr. Speed is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,250 and $13,750 with respect to the registrant’s fiscal years ended October 31, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2019 and 2018, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chesapeake Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)
Date	December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	December 31, 2019

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	December 31, 2019

*	Print the name and title of each signing officer under his or her signature.